UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2021

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On June 23, 2021, Forward Air Corporation (the “Company”) appointed Rebecca Garbrick, 46, as the Company’s Chief Financial Officer and Treasurer, effective July 4, 2021.

Since November 2020, Ms. Garbrick has served as the Company’s Vice President and Controller and has served as the Company’s Chief Accounting Officer since March 2021. Prior to joining the Company in November 2020, Ms. Garbrick served as the Assistant Controller at Cox Media Group from August 2020 to November 2020 and in various roles at AGCO Corporation from May 2013 to August 2020, including as Director of Corporate Accounting and Policy and Director of Corporate Financial Reporting. Ms. Garbrick holds a Master of Accounting degree and a Bachelor of Science degree in accounting from Florida State University.

Ms. Garbrick’s offer letter with the Company, dated June 21, 2021 (the “Offer Letter”), provides that (among other things and subject to certain terms and conditions), she will be:
•entitled to an annual base salary of $350,000;
•eligible to participate in the Company’s annual cash incentive plan, pursuant to which her target incentive will be an amount equal to 75% of her annual base salary;
•eligible to receive a long-term incentive award in 2022 having a target grant value of $350,000 and future awards thereafter, in each case, in accordance with the Company’s 2016 Omnibus Incentive Compensation Plan;
•eligible to participate in the Company’s employee benefit plans available to all employees; and
•eligible to receive severance pursuant to the terms and conditions of the Company’s Executive Severance and Change in Control Plan subject to Ms. Garbrick entering into the Company’s Participation and Restrictive Covenants Agreement.

The foregoing is a summary description of certain terms of the Offer Letter and does not purport to be complete, and it is qualified in its entirety by reference to the full text of the Offer Letter, which is attached as Exhibit 10.1 and incorporated herein by reference.

Ms. Garbrick does not have any material interest in any transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K. There is no understanding or arrangement between Ms. Garbrick and any other person or persons with respect to her appointment and there are no family relationships between Ms. Garbrick and any other director or executive officer or person nominated or chosen by the Company to become a director or executive officer.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this Report.

No.	Exhibit
10.1	Rebecca Garbrick Offer Letter dated as of June 21, 2021.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: June 25, 2021	By:	/s/ Thomas Schmitt
Thomas Schmitt President and Chief Executive Officer